Exhibit 24.1

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Robert J. Allison, Jr.
Robert J. Allison, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Alan R. Buckwalter, III
Alan R. Buckwalter, III

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Robert A. Day
Robert A. Day

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ James C. Flores
James C. Flores

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Thomas A. Fry, III
Thomas A. Fry, III

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ H. Devon Graham, Jr.
H. Devon Graham, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Charles C. Krulak
Charles C. Krulak

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Bobby Lee Lackey
Bobby Lee Lackey

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Jon C. Madonna
Jon C. Madonna

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Dustan E. McCoy
Dustan E. McCoy

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Stephen H. Siegele
Stephen H. Siegele

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint MICHAEL J. ARNOLD and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with Freeport-McMoRan Copper & Gold Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ James C. Flores
James C. Flores

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint JAMES C. FLORES and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with Freeport-McMoRan Copper & Gold Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Michael J. Arnold
Michael J. Arnold

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint MICHAEL J. ARNOLD, JAMES C. FLORES and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with Freeport-McMoRan Copper & Gold Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Winston M. Talbert
Winston M. Talbert

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint MICHAEL J. ARNOLD, JAMES C. FLORES and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with Freeport-McMoRan Copper & Gold Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Nancy I. Williams
Nancy I. Williams

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint MICHAEL J. ARNOLD and JAMES C. FLORES, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 2.375% senior notes due 2018, 3.100% senior notes due 2020, 3.875% senior notes due 2023, 5.450% senior notes due 2043 and related guarantees that may be issued in connection with Freeport-McMoRan Copper & Gold Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED August 26, 2013.

/s/ Kathleen L. Quirk
Kathleen L. Quirk